UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 29, 2013

ENB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No)
of Incorporation)

31 E. Main St., Ephrata, PA		17522-0457
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(717) 733-4181

Not Applicable
(Former Name, Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENB FINANCIAL CORP

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2013, Dr. Brian K. Reed was appointed to the Boards of Directors of the Registrant and its wholly owned subsidiary, Ephrata National Bank. Dr. Reed was not appointed to serve on any of the Registrant’s Board Committees as of the date of this disclosure.

There is no arrangement or understanding pursuant to which Dr. Reed was elected as a director, and there are no related party transactions between the Registrant and Dr. Reed that would require disclosure under Item 404(a) of Regulation S-K.

The Registrant issued a press release regarding the Change in Board of Directors, attached as Exhibit 99 and incorporated herein by reference.

The information furnished under this Item 5.02 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed in this Current Report.

Exhibit
Number	Description	Page Number

99	July 29, 2013, Press Release regarding the announcement of ENB Financial Corp’s appointment of Dr. Brian K. Reed to the Board of Directors	4

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ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: July 29, 2013	By:	/s/ Scott E. Lied
Scott E. Lied
Treasurer
(Principal Financial Officer)

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